Exhibit 99.1

For Immediate Release	News Announcement

Cinemark Holdings, Inc. Announces Launch of $400 Million Convertible Senior Notes Offering

PLANO, Texas - August 17, 2020— Cinemark Holdings, Inc. (the “Company”) (NYSE:CNK) announced today that it plans to commence a private offering (the “Offering”) of $400 million aggregate principal amount of convertible senior notes due 2025 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also intends to grant the initial purchasers of the Notes a 13-day option to purchase up to an additional $60 million aggregate principal amount of the Notes.

The Notes will be senior unsecured obligations of the Company and will accrue interest payable semiannually in arrears. The Notes will be convertible at the option of the holders and may be settled, at the Company’s election, in cash, shares of the Company’s common stock or a combination thereof. The interest rate, conversion rate and other terms of the Notes will be determined at the time of pricing of the Notes.

The Company intends to use a portion of the net proceeds from the Offering to pay the cost of the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to the Company from the warrant transactions described below). The Company intends to use any remaining net proceeds from the Offering for general corporate purposes, which may include repaying outstanding amounts under the revolving credit line of the amended and restated senior secured credit facility of the Company’s wholly-owned subsidiary, Cinemark USA, Inc. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company of the additional warrant transactions that the Company expects to enter into in connection with the additional Notes). The Company intends to use the remainder of such net proceeds for general corporate purposes.

In connection with pricing of the Notes, the Company expects to enter into privately negotiated convertible note hedge and warrant transactions with one or more of the initial purchasers of the Notes, their respective affiliates and/or other financial institutions (the “Option Counterparties”).

In connection with establishing their initial hedge of the convertible note hedge and warrant transactions, the Option Counterparties have advised the Company that they expect to purchase shares of the Company’s common stock and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock at that time. In addition, the Option Counterparties may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of the Notes or in connection with any repurchase of the Notes by the Company on any fundamental change repurchase date or otherwise). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect a holder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the amount and value of the consideration that a holder will receive upon conversion of such Notes.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the Notes nor any shares of the Company’s common stock issuable upon conversion of the Notes have been, or will be, registered under the Securities Act or the securities laws of any state or other jurisdiction, and such securities may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

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About Cinemark Holdings:

Headquartered in Plano, TX, Cinemark (NYSE: CNK) is one of the largest and most influential movie theatre companies in the world. Cinemark’s circuit, comprised of various brands that also include Century, Tinseltown and Rave, operates 534 theatres with 5,977 screens in 42 states domestically and 15 countries throughout South and Central America. Cinemark consistently provides an extraordinary guest experience from the initial ticket purchase to the closing credits, including Movie Club, the first U.S. exhibitor-launched subscription program; the highest Luxury Lounger recliner seat penetration among the major players; XD - the No. 1 exhibitor-brand premium large format; and expansive food and beverage options to further enhance the movie-going experience.

Contact:

Chanda Brashears

VP Investor Relations and Corporate Communications

(972) 665-1671

cbrashears@cinemark.com

Forward-looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and speak only as of the date hereof. The “forward-looking statements” may include our current expectations, assumptions, estimates and projections about our business and our industry. They may include statements relating to the proposed offering, the anticipated use of proceeds, future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment, and determinations in lawsuits in which we are defendants. Forward-looking statements can be identified by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict, including, among others, the impacts of COVID-19. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For a description of the risk factors, please review the “Risk Factors” section or other sections in our Annual Report on Form 10-K filed February 21, 2020, as updated by the information related to COVID-19 included in our Current Report on Form 8-K filed on April 13, 2020, including the documents incorporated by reference therein, our Quarterly Report on Form 10-Q filed on August 4, 2020 and subsequent filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements and such risk factors. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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